Rule 497(d)


                       The First Trust(R) GNMA, Series 85

              Supplement to the Prospectus dated October 24, 2002

Notwithstanding anything to the contrary in the Prospectus, the first Principal Distribution Record Date will be November 25, 2002; thereafter, the Principal Distribution Record Date will be the first day of each month, commencing December 1, 2002.


November 26, 2002